Exhibit 10.13

PSA

THE BOND MARKET

TRADE ASSOCIATION

MASTER

REPURCHASE AGREEMENT

SEPTEMBER 1996 VERSION

Dated as of November 9, 2004

Between:

UBS FINANCIAL SERVICES INC.

And

AETHER SYSTEMS INC., by FBR INVESTMENT MANAGEMENT INC., as AGENT

1.                                      Applicability

From time to time the parties hereto may enter into transactions in which one party (“Seller”) agrees to transfer to the other (“Buyer”) securities or other assets (“Securities”) against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a “Transaction”, and unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto and in any other annexes identified herein or therein as applicable hereunder.

2.                                      Definitions

(a)                                  “Act of Insolvency”, with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law, or such party seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official such party or any substantial part of its property, or the convening of any meeting of for creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election, (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment or election, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment or election, the issuance of such a protective decree or the entry of an order having a similar effect; or (C) is not dismissed within 15 days, (iii) the making by such party of a general assignment for the benefit of creditors, or

(iv) the admission in writing by such party of such party’s inability to pay such party’s debts as they become due;

(b)                                 “Additional Purchased Securities”, Securities provided by Seller to Buyer pursuant to Paragraph 4 (a) hereof;

(c)                                  “Buyer’s Margin Amount”, with respect to any Transaction as of any date, the amount obtained by application of the Buyer’s Margin Percentage to the Repurchase Price for such Transaction as of such date;

(d)                                 “Buyer’s Margin Percentage”, with respect to any Transaction as of any date, a percentage (which may be equal to the Seller’s Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction;

(e)                                  “Confirmation”, the meaning specified in paragraph 3(b) hereof;

(f)                                    “Income”, with respect to any Security at any time, any principal thereof and all interest, dividends or other distributions thereon;

(g)                                 “Margin Deficit”, the meaning specified in Paragraph 4(a) hereof;

(h)                                 “Margin Excess, the meaning specified in Paragraph 4(b) hereof;

(i)                                     “Margin Notice Deadline”, the time agreed to by the parties in the relevant Confirmation, Annex I hereto or otherwise as the deadline for giving notice requiring same-day satisfaction of margin maintenance obligations as provided in Paragraph 4 hereof (or, in the absence of any such agreement, the deadline for such purposes established in accordance with market practice);

(j)                                     “Market Value”, with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein (other than any Income credited or transferred to, or applied to the obligations of, Seller pursuant to paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);

(k)                                  “Price Differential”, with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

(l)                                     “Pricing Rate”, the per annum percentage rate for determination of the Price Differential;

(m)                               “Prime Rate”, the prime rate of U.S. commercial banks as published in The Wall Street Journal (or, if more than one such rate is published, the average of such rates);

(n)                                 “Purchase Date”, the date on which Purchased Securities are to be transferred by Seller to Buyer;

(o)                                 “Purchase Price”, (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, except where Buyer and Seller agree otherwise, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller’s obligations under clause (ii) of Paragraph 5 hereof;

(p)                                 “Purchased Securities”, the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with paragraph 9 hereof. The term “Purchased Securities” with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) hereof and shall exclude Securities returned pursuant to Paragraph 4(b) hereof;

(q)                                 “Repurchase Date”, the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraph 3(c) or 11 hereof;

(r)                                    “Repurchase Price”, the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the price Differential as of the date of such determination;

(s)                                  “Seller’s Margin Amount”, with respect to any Transaction as of any date, the amount obtained by application of the Seller’s Margin Percentage to the Repurchase Price for Such Transaction as of such date;

(t)                                    “Seller’s Margin Percentage”, with respect to any Transaction as of any date, a percentage (which may be equal to the Buyer’s Margin Percentage) agreed to Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction.

3.                                      Initiation; Confirmation; Termination

(a)                                  An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

(b)                                 Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both ), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a “Confirmation”). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.

(c)                                  In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as in customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4.                                      Margin Maintenance

(a)                                  If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Buyer is less than the aggregate Buyer’s Margin Amount for all such Transactions (a “Margin Deficit”), then Buyer may by notice to Seller require Seller in such Transactions, at Seller’s option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer (“Additional Purchased Securities”), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer’s Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

(b)                                 If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller’s Margin Amount for all such Transactions at such time (a “Margin Excess”), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer’s option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller’s Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

(c)                                  If any notice is given by Buyer or Seller under subparagraph (a) or (b) of this Paragraph at or before the Margin Notice Deadline on any business day, the party receiving such notice shall transfer cash or Additional Purchased Securities as provided in such subparagraph no later than the close of business in the relevant market on such day.  If any such notice is given after Margin Notice Deadline, the party receiving such notice shall transfer such cash or Securities no later than the close of business in the relevant market on the next business day following such notice.

(d)                                 Any cash transferred pursuant to this Paragraph shall he attributed to such Transactions as shall be agreed upon by Buyer and Seller.

(e)                                  Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or a Margin Excess, as the case may be, exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

(f)                                    Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs (a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or a Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

5.                                      Income Payments

Seller shall be entitled to receive an amount equal to all Income paid or distributed on or in respect of the Securities that is not otherwise received by Seller, to the full extent it would be so entitled if the Securities had not been sold to Buyer. Buyer shall, as the parties may agree with respect to any Transaction (or, in the absence of any such agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is paid or distributed either (i) transfer to or credit to the account of Seller such Income with respect to any Purchased Securities subject to such Transaction or (ii) with respect to Income paid in cash, apply the Income payment or payments to reduce the amount, if any, to be transferred to Buyer by Seller upon termination of such Transaction.  Buyer shall not be obligated to take any action pursuant to the preceding sentence (A) to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit, or (B) if an Event of Default with respect to Seller has occurred and is then continuing at the time such Income is paid or distributed.

6.                                      Security Interest

Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all Income thereon and other proceeds thereof.

7.                                      Payment and Transfer

Unless otherwise mutually agreed, all transfers of funds hereunder shall be immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer.

8.                                      Segregation of Purchased Securities

To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial or securities intermediary or clearing corporation. All of Seller’s interest in the Purchased Securities shall pass to Buyer on the Purchased Date and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise selling, transferring, pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraph 3, 4 or 11 hereof, or of Buyer’s obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof.

Required Disclosure for Transactions in Which the Seller Retains Custody of the Purchased Securities

Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer’s securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other Securities. If Buyer grants the right to substitute, this means that Buyer’s securities will likely be commingled with Seller’s own securities during the trading day. Buyer is advised that, during any trading day that Buyer’s securities are commingled with Seller’s securities, they [will]*[may]** be subject to liens granted by Seller to [its clearing bank]* [third parties)** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller’s ability to resegregate substitute securities for Buyer will be subject to Seller’s ability to satisfy [the clearing]* [any]** lien or obtain substitute securities.

*Language to be used under 17 C.F.R. §403.4 (e) if Seller is a government securities broker or dealer other than a financial institution.

**Language to be used under 17 C.F.R. §403.5 (d) if Seller is a financial institution.

9.                                      Substitution

(a)                                  Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

(b)                                 In Transactions in which Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10.                               Representations

Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing, in the form of an annex hereto or otherwise, in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11.                               Events of Default

In the event that (i) Seller fails to transfer or Buyer fails to purchase Purchased Securities upon the applicable Purchased Date, (ii) Seller f ails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (iii) Seller or Buyer fails to comply with Paragraph 4 hereof, (iv) Buyer fails, after one business day’s notice, to comply with Paragraph 5 hereof, (v) an Act of Insolvency occurs with respect to Seller or Buyer, (vi) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vii) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an “Event of Default”):

(a)                                  The nondefaulting party may, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency), declare an Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled). The nondefaulting party shall (except upon the occurrence of an Act of Insolvency) give notice to the defaulting party of the exercise of such option as promptly as practicable.

(b)                                 In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party’s obligations in such Transactions to repurchase all Purchased Securities, at the Repurchase Price therefore on the Repurchase Date determined in accordance with subparagraph (a) of this Paragraph, shall thereupon become immediately due and payable, (ii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder, and (iii) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party’s possession or control.

(c)                                  In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, all right, title and interest in and entitlement to all Purchased

Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

(d)                                 If the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, the nondefaulting party, without prior notice to the defaulting party, may:

(i)                                     as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and

(ii)                                  as to Transactions in which the defaulting party is acting as Buyer, (A) immediately purchase, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, securities (“Replacement Securities”) of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing offer quotation from such a source.

Unless otherwise provided in Annex I, the parties acknowledge and agree that (1) the Securities subject to any Transaction hereunder are instruments traded in a recognized market, (2) in the absence of a generally recognized source for prices or bid or offer quotations for any Security, the nondefaulting party may establish the source therefor in its sole discretion and (3) all prices, bids and offers shall be determined together with accrued Income (except to the extent contrary to market practice with respect to the relevant Securities).

(e)                                  As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities over the Repurchase Price for the Purchased Securities replaced thereby and for any amounts payable by the defaulting party under Paragraph 5 hereof or otherwise hereunder.

(f)                                    For the purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of the option referred to in subparagraph (a) of this Paragraph.

(g)                                 The defaulting party shall be liable to the nondefaulting party for (i) the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

(h)                                 To the extent permitted by applicable law, the defaulting party shall be liable to the nondefaulting party for interest on any amounts owing by the defaulting party hereunder, from the date the defaulting party becomes liable for such amounts hereunder until such amounts are (i) paid in full by the defaulting party or (ii) satisfied in full by the exercise of the nondefaulting party’s rights hereunder. Interest on any sum payable by the defaulting party to the nondefaulting party under this Paragraph 11(h) shall be at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

(i)                                     The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12.                               Single Agreement

Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13.                               Notices and Other Communications

Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by mail, facsimile, telegraph, messenger or otherwise to the address specified in Annex II hereto, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other. All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.

14.                               Entire Agreement; Severability

This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15.                               Non-assignability; Termination

(a)                                  The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either without the prior written consent of the other party, and any such assignment without the prior written consent of the other party shall be null and void. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be terminated by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

(b)                                 Subparagraph (a) of this Paragraph 15 shall not preclude a party from assigning, charging or otherwise dealing with all or any part of its interest in any sum payable to it under Paragraph 11 hereof.

16.                               Governing Law

This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

17.                               No Waivers, Etc.

No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to Paragraph 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18.                               Use of Employee Plan Assets

(a)                                  If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) are intended to be used by either party hereto (the “Plan Party”) in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

(b)                                 Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

(c)                                  By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller’s latest such financial statements, there has been no material adverse change in Seller’s financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

19.                               Intent

The parties recognize that each Transaction is a “repurchase agreement” as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a “securities contract” as that the term is defined in Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

(a)                                  It is understood that either party’s right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

(b)                                 The parties agree and acknowledge that if a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the types of assets subject to such Transaction would render such definition inapplicable). Its is understood that this Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation”, respectively, as defined in and subject to FDIC IA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA).

20.                               Disclosure Relating to Certain Federal Protections

The parties acknowledge that they have been advised that:

(a)                                  in the case of Transactions in which one of the parties is a broker or dealer registered with the 1934 (“1934 Act”), the Securities Investor Protection Corporation has taken the position that the Provisions of the Securities Investor Protection Act of 1970 (“SIPA”) do not protect the other party with respect to any Transaction hereunder;

(b)                                 in the case of Transactions in which one of the parties is a government securities broker or a Government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

(c)                                  in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not Insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

UBS FINANCIAL SERVICES, INC.		{Name of Party}	AETHER SYSTEMS, INC. by FBR INVESTMENT MANAGEMENT, INC., as AGENT

By:		By:
Thomas J. Magdziak

Title:	First Vice President	Title:

Date:		Date:

Annex I

Supplemental Terms and Conditions

This Annex I Forms a part of the PSA Master Repurchase Agreement dated as of November 9, 2004 (the “Agreement”) between UBS FINANCIAL SERVICES INC. and AETHER SYSTEMS INC. by FBR INVESTMENT MANAGEMENT INC., as AGENT. Capitalized terms used but not defined in this Annex I shall have the meaning ascribed to them in the Agreement.

1.                                      Other Applicable Annexes. In addition to this Annex I and Annex II, the following Annexes and any Schedules thereto shall form part of the Agreement and shall be applicable thereunder:

[List Applicable Annexes]

☐                                    [Annex III (International Transactions)]

☒                                    [Annex IV (Party Acting as Agent)]

☐                                    Annex V (Margin for Forward Transaction)]

☐                                    [Annex VI (Buy/Sell Back Transactions)]

☐                                    [Annex VII (Transactions Involving Registered Investment Companies)]

2.                                      The following 2 paragraphs shall be added to Paragraph 9 of the Agreement:

(c)                                  In the case of any Transaction for which the Repurchase Date is other than the business day immediately following the Purchase Date and with respect to which Seller does not have any existing right to substitute substantially the same Securities for the Purchased Securities, Seller shall have the right, subject to the proviso to this sentence, upon notice to Buyer, which notice shall be given at or prior to 10:00am (New York time) on such business day, to substitute substantially the same Securities for any Purchased Securities; provided, however, that Buyer may elect, by the close of business on the business day notice is received, or by the close of the next business day if notice is given after 10:00am (New York time) on such day, not to accept such substitution. In the event such substitution is accepted by Buyer, such substitution shall be made by Seller’s transfer to Buyer of such other Securities and Buyer’s transfer to Seller of such Purchased Securities, and after such substitution, the substituted Securities shall be deemed to be Purchased Securities. In the event Buyer elects not to accept such substitution, Buyer shall offer Seller the right to terminate the Transaction.

In the event Seller exercises its right to substitute or terminate under sub-paragraph (c), Seller shall be obligated to pay to Buyer, by the close of the business day of such substitution or termination, as the case may be, an amount equal to (A) Buyer’s actual cost (including all fees, expenses and commissions) of (i) entering into replacement transactions; (ii) entering into or terminating hedge transactions; and /or (iii) terminating transactions or substituting securities in like transactions with third parties in connection with or as a result of such substitution or termination, and (B) to the extent Buyer determines not to enter into replacement transactions, the loss incurred by Buyer directly arising or resulting from such substitution or termination. The foregoing amounts shall be solely determined and calculated by Buyer in good faith.

UBS FINANCIAL SERVICES, INC.		{Name of Party}	AETHER SYSTEMS, INC. by FBR INVESTMENT MANAGEMENT, INC., as AGENT

By:		By:
Thomas J. Magdziak

Title:	First Vice President	Title:

Date:		Date:

Annex II

Names and Addresseses for Communication between the Parties

[List names, addresses and contact information]

UBS FINANCIAL SERVICES INC..
Credit Department
1000 Harbor Blvd., 9th Floor
Weehawken, NJ 07086

Annex IV

Party Acting as Agent

This Annex IV forms a part of the Master Repurchase Agreement dated as of November 9, 2004 (the “Agreement) between UBS FINANCIAL SERVICES INC. and AETHER SYSTEMS INC.. BY FBR INVESTMENT MANAGEMENT INC., AS AGENT. This Annex IV sets forth the terms and conditions governing all transactions in which a party selling securities or buying securities, as the case may be (“Agent”), in a Transaction is acting as agent for one or more third parties (each, a “Principal”).  Capitalized terms used but not defined in this Annex IV shall have the meaning ascribed to them in the Agreement.

1.                                      Additional Representations. In addition to the representations set forth in Paragraph 10 of the Agreement, Agent hereby makes the following representations, which shall continue during the term of any Transaction: Principal has duly authorized Agent to execute and deliver the Agreement on its behalf, has the power to so authorize Agent and to enter into the Transactions contemplated by the Agreement and to perform the obligations of Seller or Buyer, as the case may be, under such Transactions, and has taken all necessary action to authorize such execution and delivery by Agent and such performance by it.

2.                                      Identification of Principals. Agent agrees (a) to provide the other party, prior to the date on which the parties agree to enter into any Transaction under the Agreement, with a written list of Principals for which it intends to act as Agent (which list may be amended in writing from time to time with the consent of the other party), and (b) to provide the other party, before the close of business on the next business day after orally agreeing to enter into a Transaction, with notice of the specific Principal or Principals for whom it is acting in connection with such Transaction.  If (I) Agent fails to identify such Principals or Principals prior to the close of business on such next business day or (ii) the other party shall determine in its sole discretion that any Principal or Principals identified by Agent are not acceptable to it , the other party may reject and rescind any Transaction with such Principal or Principals, return to Agent any Purchased Securities or portion of the Purchase Price, as the case may be, previous transferred to the other party and refuse any further performance under such Transaction, and Agent shall immediately return to the other party any portion the Purchase Price or Purchased Securities, as the case may be, previously transferred to Agent in connection with such Transaction; provided, however, that (A) the other party shall promptly (and in any event within one business day) notify Agent of its determination to reject and rescind such Transaction and (B) to the extent that any performance was rendered by any party under any Transaction rejected by the other party, such party shall remain entitled to any Price Differential or other amounts that would have been payable to it with respect to such performance if such Transaction had not been rejected. The other party acknowledges that Agent shall not have any obligation to provide it with confidential information regarding the financial status of its Principals: Agent agrees, however, that it will assist the other party in obtaining from Agent’s Principals such information regarding the financial status of such principals as the other party any reasonably request.

3.                                      Limitation of Agent’s Liability. The parties expressly acknowledge that if the representations of Agent under the Agreement, including this Annex IV, are true and correct in all material respects during the term of any Transaction and Agent otherwise complies with the provisions of this Annex IV, then (a) Agent’s obligations under the Agreement shall not include a guarantee of performance by its Principal or Principals and (b) the other party’s remedies shall not include a right of setoff in respect of rights or obligations, if any, of Agent arising in other transactions in which Agent is acting as principal.

4.                                      Multiple Principals.

(a)                                  In the event that Agent proposes to act for more than one Principal hereunder, Agent and the other party shall elect whether (i) to treat Transactions under the Agreement as transactions entered into on behalf of separate Principals or (ii) to aggregate such Transactions as if they were transactions by a single Principal. Failure to make such an election in writing shall be deemed an election to treat Transactions under the Agreement as transactions on behalf of separate Principals.

(b)                                 In the event that Agent and the other party elect (or are deemed to elect) to treat Transactions under the Agreement as transactions on behalf of separate Principals, the parties agree that (i) Agent will provide the other party, together with the notice described in Paragraph 2(b) of this Annex IV, notice specifying the portion of each Transaction allocable to the account of each of the Principals for which it is acting (to the extent that any such Transaction is allocable to the account of more than one Principal); (ii) the portion if any individual Transaction allocable to each Principal shall be deemed a separate Transaction under the Agreement ; (iii) the margin maintenance obligations of Buyer and Seller under Paragraph 4 of the Agreement shall be determined on a Transaction-by-Transaction basis (unless the parties agree to determine such obligations on a Principal-by-Principal basis); and (iv) Buyer’s and Seller’s remedies under the Agreement upon the occurrence of an Event of Default shall be determined as if Agent had entered into a separate Agreement with the other party on behalf of each of its Principals.

(c)                                  In the event that Agent and the other party elect to treat Transactions under the Agreement as if they were transactions by a single Principal, the parties agree that (i) Agent’s notice under Paragraph 2(b) of this Annex IV need only identify the names of its Principals but not the portion of each Transaction allocable to each Principal’s account; (ii) the margin maintenance obligations of Buyer and Seller under Paragraph 4 of the Agreement shall, subject to any greater requirement imposed by applicable law, be determined on an aggregate basis for all Transactions entered into by Agent on behalf of any Principal; and (iii) Buyer’s and Seller’s remedies upon the occurrence of an Event of Default shall be determined as if all Principals were a single Seller or Buyer, as the case may be.

(d)                                 Notwithstanding any other provision of the Agreement (including, without limitation, this Annex IV), the parties agree that any Transactions by Agent on behalf of an employee benefit plan under ERISA shall be treated as Transactions on behalf of separate Principals in accordance with Paragraph 4(b) of this Annex IV (and all margin maintenance obligations of the parties shall be determined on a Transaction-by-Transaction basis).

5.                                      Interpretation of Terms. All references to “Seller” or “Buyer”, as the case may be, in the Agreement shall, subject to the provisions of this Annex IV (including, among other provisions, the limitations on Agent’s liability in Paragraph 3 of this Annex IV), be construed to reflect that (i) each Principal shall have, in connection with any Transaction or Transactions entered into by Agent on its behalf, the rights, responsibilities, privileges and obligations of a “Seller” or “Buyer”, as the case may be, directly entering into such Transaction or Transactions with the other party under the Agreement, and (ii) Agent’s Principal or Principals have designated Agent as their sole agent for performance of Seller’s obligations to Buyer or Buyer’s obligations to Seller, as the case may be, and for receipt of performance by Buyer of its obligations to Seller or Seller of its obligations to Buyer, as the case may be, in connection with any Transaction or Transactions under the Agreement (including, among other things, as Agent for each Principal in connection with transfers of Securities, cash or other property and as agent for giving and receiving all notices under the Agreement).

Both Agent and its Principals shall be deemed “parties” to the Agreement and all references to a “party” or “either party” in the Agreement shall be deemed revised accordingly (and any of Insolvency with respect to Agent or any other Event of Default by Agent under Paragraph 11 of the Agreement shall be deemed an Event of default by Seller or Buyer, as the case may be).

UBS FINANCIAL SERVICES, INC.	{Name of Party}	AETHER SYSTEMS, INC. by FBR INVESTMENT MANAGEMENT, INC., as AGENT

By:	By:

Title:	Title:

Date:	Date:

UBS FINANCIAL SERVICES INC.

MARK-TO-MARKET AGREEMENT

In consideration of UBS Financial Services Inc. carrying an account or accounts for the undersigned (“Client”) for the purpose of the purchase and sale of exempted securities (as that term is defined in the Securities Exchange Act of 1934, as amended) in all forms, including without limitation forward and standby contracts, over-the-counter options and TBAs (collectively, the “Contracts”). The Client hereby agrees with UBS Financial Services Inc. as follows:

1.                                       All transactions for the Client’s account shall be subject to the following terms and conditions, in addition to such terms and conditions as are contained in the documentation relating to particular Contracts.

2.                                       All transactions shall be for the Client’s account and risk and subject to applicable law and regulation as well as customs and usages of the marketplace where affected.

3.                                       UBS Financial Services Inc. shall establish a mark-to-market review for the Client’s account whereby the difference will be determined between the current market value of each security relating to or underlying a Contract and the net contract, strike or commitment price of such security. A difference which would result in a debit to the Client’s account is hereinafter called a “Deficit.”

4.                                       UBS Financial Services Inc. shall mark-to-market the Contracts carried for the account of the Client each week as follows: (a) For Contracts in which the Client has either contracted to purchase in the future or obligated itself to purchase in the future if UBS Financial Services Inc. so elects, the Deficit shall be computed by subtracting the market value of the securities from the contract price or the strike price, as the case may be. (b) For Contracts in which the Client has either contracted to sell in the future or obligated itself to sell in the future if UBS Financial Services Inc. so elects, the Deficit shall be an amount equal to the current market value of the underlying securities less the sale price or the strike price, as the case may be. (c) The Deficit for standby commitments shall be computed by subtracting the market value of the subject securities from their commitment price. (d) Contracts with yield maintenance provisions shall be marked to the market by using the coupon which would result in the greatest economic advantage to the deliverer; provided that the price of the converted contract shall not exceed par whenever “par cap” provisions apply. (e) Unrealized gains shall be offset against Deficits in the Client’s account to establish the “Aggregate Deficit.”

5.                                       UBS Financial Services Inc. shall establish an amount of credit it will extend to the Client in reference to the mark-to-market for each account (the “Deficit Tolerance”). When the Client’s account has an Aggregate Deficit resulting from any mark-to-market, upon request by UBS Financial Services Inc, the Client shall furnish collateral (as defined below) in an amount equal to the excess of the Aggregate Deficit over the Deficit Tolerance (the “Excess Deficit”).

6.                                       UBS Financial Services Inc. by written or oral notice to the Client may request that the Client deposit collateral in a form acceptable to UBS Financial Services Inc. (the “Collateral”). Deposits of Collateral shall be made in the manner provided in Section 12. Collateral shall consist of (i) U.S. dollars, (ii) securities issued by the Department of the Treasury of the United States and such other securities as the parties hereto may mutually agree (“Acceptable Securities”), (iii) one or more irrevocable letters of credit issued by a bank or banks organized and supervised under the laws of the United States or any State therein, each such bank having a combined capital and surplus of at least $100 million, and (iv) government securities trust or escrow receipts or separately executed pledge agreements, in each case acceptable to UBS Financial Services Inc. All Collateral shall be applied against the Client’s Excess Deficit with any excess Collateral returnable upon request by the Client in the manner provided in Section 12. Except as provided in Section 11, all interest, dividends and other distributions in respect of the Collateral shall be added to the Collateral.

7.                                       UBS Financial Services Inc. reserves the right to change the Deficit Tolerance at any time or to eliminate it so as to require Collateral in the full amount of the Aggregate Deficit

8.                                       UBS Financial Services Inc.’s right to request Collateral shall be exercised in its sole discretion. The failure of UBS Financial Services Inc. to notify the Client of the amount of any Excess Deficit shall not operate to change the terms and conditions of this Agreement in any manner or limit UBS Financial Services Inc. right to request and receive Collateral at a later date.

9.                                       If the parties hereto so agree, the Client may vary or substitute the form of its Collateral delivered, but in all cases UBS Financial Services Inc. will determine the percentage of market value, not to exceed 100%, at which substituted Acceptable Securities shall be carried, and total Collateral must be maintained in the amount required by the Firm. Collateral being replaced pursuant to this Section 9 shall be returned to the Client in the manner provided in Section 12.

10.                                 UBS Financial Services Inc. shall not borrow, pledge, repledge, hypothecate, rehypothecate, loan or otherwise use for its own purposes any Collateral (other than cash Collateral) it holds hereunder without the consent of the Client, except as otherwise specified herein. UBS Financial Services Inc. shall segregate and appropriately identify on its books as belonging to the Client all Acceptable Securities held as Collateral.

11.                                 When Collateral has been provided to UBS Financial Services Inc. by the Client in the form of U.S. dollars, the Client shall be entitled to receive interest thereon from UBS Financial Services Inc. Interest shall be calculated at the bid of the daily closing overnight rate for federal funds as determined by UBS Financial Services Inc. All interest due shall be paid on a monthly basis or upon final release of all Collateral. Such payments of interest shall be made in immediately available funds via the Federal Reserve wire system.

12.                                 Unless otherwise agreed in writing by UBS Financial Services Inc. and the Client, all calls for the provision of Collateral must be met, and any return of Collateral shall be made, in the case of cash, by wire transfer of federal funds or delivery of a federal funds check, or, in the case of Acceptable Securities, (i) by delivery over the Federal Reserve wire system; (ii) by delivery through a depository; or (iii) by physical delivery to UBS Financial Services Inc., and in any case if demand or notice of return, as the case may be, is made on or before 10:00 A.M. New York City time, by 5:00 P.M. New York City time on the day so made or, if demand or notice of return, as the case may be, is made after 10:00 A.M. New York City time, by 1:00 P.M. New York City time on the next Business Day. Collateral shall be provided or returned, as the case may be, on the third Business Day following the day on which UBS Financial Services Inc. notifies the Client that additional Collateral must be provided, or shall be returned, as the case may be, in the case of Collateral being provided or returned in the form of an irrevocable letter of credit, trust receipt, escrow receipt, or pledge agreement.

13.                                 If any of the following events shall occur:

(a)                                  the Client fails to deliver Collateral to UBS Financial Services Inc. as required above;

(b)                                 the Client repudiates or defaults in the performance of any other of its obligations hereunder, or under any other agreement between UBS Financial Services Inc. and the Client or between the Client and any affiliate of UBS Financial Services Inc. (whether now existing or hereafter entered into), in a material respect (including but not limited to any failure to make any payment to UBS Financial Services Inc. of its affiliate when due);

(c)                                  (i) the commencement by the Client as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or a request by the Client for the appointment of a receiver, trustee, custodian or similar official for the Client or for any substantial part of its property, or the appointment of such an official, (ii) the commencement of any such case or proceeding against the Client by another seeking such an appointment, or the filing against the Client of any application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, as amended which (A) is consented to or not timely contested by the Client, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, or (iii) the making by the Client of a general assignment for the benefit of creditors or (iv) the admission in writing by the Client of its inability to pay its debts as they become due;

(d)                                 the Client suspends the transaction of its usual business or any material portion thereof, or is dissolved or is a party, other than the surviving party, to a merger or consolidation (other than a merger or consolidation with an affiliate of the Client, and other than a merger or consolidation with a person formed or surviving such merger or consolidation that has assumed, either expressly or by operation of law, all of the obligations of the Client hereunder and under any other agreement between the Client and UBS Financial Services Inc.);

(e)                                  the Client, if subject to regulation by the Office of Thrift Supervision (“OTS”), the Federal Deposit Insurance Corporation (“FDIC”), or any state banking authority, enters into a supervisory agreement, consent order or similar decree with, or is the subject of any directive or order by, its Principal Supervisory Agent, the Federal Home Loan Bank Board, the OTS, the FDIC, or any state banking authority, any of which would, in any case, require the Client to make any material change in the method of conducting its business or would materially adversely affect the performance by the Client of any term of this Agreement or any other agreement between the Client and UBS Financial Services Inc. or any affiliate of UBS Financial Services Inc. or the consummation by the Client of any transaction with UBS Financial Services Inc. or any affiliate of UBS Financial Services Inc.;

(f)                                    Client has its license, charter or any other authorization necessary to conduct a material portion of its business withdrawn, suspended or revoked by any federal or state government or agency having jurisdiction;

(g)                                 the Client’s trading rights or other privileges are suspended or terminated by any self-regulatory organization or agency or any securities or options exchange;

(h)                                 any information provided by or on behalf of the Client to UBS Financial Services Inc. with respect to financial condition was not correct in any material respect when provided; or

(i)                                     a writ of attachment is levied upon one or more of the Client’s accounts maintained with UBS Financial Services Inc. or any of its affiliates;

then UBS Financial Services Inc. may, after prior notice and demand for full payment of amounts then due and owing to UBS Financial Services Inc. from the Client (which may be given orally), liquidate any securities (other than securities held as Collateral or Further Security) held in the Client’s account in connection with the performance of a Contract, including but not limited to cover held in connection with a covered call option, such liquidation being effected for the account and risk of the Client in the open market or otherwise; provided, however, that if an agreement between the Client and UBS Financial Services Inc. relating to any particular Contract or Contracts provides for the liquidation of such positions relating to such Contract or Contracts, such liquidation shall be effected pursuant to the terms of such agreement.

14.                                 As further security for the performance by the Client of its obligations incurred from time to time under this Agreement, UBS Financial Services Inc. shall have a lien on all of the Client’s property at any time held for any purpose by UBS Financial Services Inc. or any affiliate of UBS Financial Services Inc., including, but not limited to, property held in any other accounts of the Client with UBS Financial Services Inc. or any affiliate of UBS Financial Services Inc, whether or not UBS Financial Services Inc. has made advances in connection with such property. UBS Financial Services Inc. may, without notice, transfer and retransfer from time to time any money or other property between any such accounts. The Client shall execute such documents and take such other actions as UBS Financial Services Inc. shall reasonably request in order to perfect UBS Financial Services Inc. rights with respect to any security referred to in this paragraph (collectively, the “Further Security”).

15.                                 If after a liquidation referred to in Section 13, an Aggregate Deficit remains in the Client’s account, UBS Financial Services Inc. may, without prior notice or demand, sell on the open market or otherwise all or any part of the Collateral and/or Further Security, and apply the proceeds to the Deficit. The Client shall be liable to UBS Financial Services Inc. for any Aggregate Deficit remaining after such sale and application; provided, however, that if an agreement between the Client and UBS Financial Services Inc. relating to any particular Contract or Contracts provides for the sale and application of such Collateral and/or Further Security relating to such Contract or Contracts, such sale and application shall be effected pursuant to the terms of such agreement.

16.                                 a)                                      ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

b)                                     THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

c)                                      PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

d)                                     THE ARBITRATOR’S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY’S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

e)                                      THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

ANY AND ALL CONTROVERSIES WHICH MAY ARISE BETWEEN THE PARTIES CONCERNING ANY ACCOUNT, TRANSACTION, DISPUTE OR THE CONSTRUCTION, PERFORMANCE, OR BREACH OF THIS OR ANY OTHER AGREEMENT, WHETHER ENTERED INTO PRIOR, ON OR SUBSEQUENT TO THE DATE HEREOF, SHALL BE DETERMINED BY ARBITRATION. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE HELD UNDER AND PURSUANT TO AND BE GOVERNED BY THE FEDERAL ARBITRATION ACT, AND SHALL BE CONDUCTED BEFORE AN ARBITRATION PANEL CONVENED BY THE NEW YORK STOCK EXCHANGE, INC. OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.  THE PARTIES MAY ALSO SELECT ANY OTHER NATIONAL SECURITY EXCHANGE’S ARBITRATION FORUM UPON WHICH UBS FINANCIAL SERVICES INC. IS LEGALLY REQUIRED TO ARBITRATE THE CONTROVERSY WITH THE CLIENT, INCLUDING, WHERE APPLICABLE, THE MUNICIPAL SECURITIES RULE-MAKING BOARD.  SUCH ARBITRATION SHALL BE GOVERNED BY THE RULES OF THE ORGANIZATION CONVENING THE PANEL.  THE CLIENT MAY ELECT IN THE FIRST INSTANCE THE ARBITRATION FORUM, BUT IF THE CLIENT FAILS TO MAKE SUCH ELECTION, BY REGISTERED LETTER OR TELEGRAM ADDRESSED TO UBS FINANCIAL SERVICES INC. AT UBS FINANCIAL SERVICES INC.’S MAIN OFFICE, BEFORE THE EXPIRATION OF FIVE DAYS (5) AFTER RECEIPT OF A WRITTEN REQUEST FROM UBS FINANCIAL

SERVICES INC. TO MAKE SUCH ELECTION, THEN UBS FINANCIAL SERVICES INC. MAY MAKE SUCH ELECTION. THE AWARD OF THE ARBITRATORS, OR OF THE MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.

NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (I) THE CLASS CERTIFICATION IS DENIED; (II) THE CLASS IS DECERTIFIED; OR (III) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT.  SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

17.                                 This Agreement and its enforcement shall be governed by the laws of the State of New York applicable to agreements made and to be performed therein.

18.                                 This Agreement supersedes all prior agreements entered into between the parties hereto with respect to the transactions contemplated herein.

19.                                 By executing this Agreement, Client acknowledges that Client has received a copy of this Agreement.

THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE AT PAGE 4 AT PARAGRAPH 16.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the 9th day of June 2003.

UBS FINANCIAL SERVICES INC.

By:
Name:	Thomas J. Magdziak
Title:	First Vice President

By:
Name:
Title:

ANNEX I

Supplemental Terms and Conditions

ANNEX II

Names and Addresses for Communications between Parties

UBS Financial Services Inc.

Credit Department

1000 Harbor Blvd., 9th Floor

Weehawken, NJ 07086